Third Quarter 2019   Investor Presentation   October 30, 2019

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Important Notices   This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), a publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax   purposes and is being furnished in connection with Annaly’s Third Quarter 2019 quarterly report. This presentation is provided for investors in Annaly for informational purposes only and is   not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Annaly is not a registered investment adviser. Annaly is managed by Annaly Management Company LLC   ("AMCO"), a registered investment adviser. This presentation is not a communication by AMCO and is not designed to maintain any existing AMCO client or investor or solicit new AMCO   clients or investors.   Forward-Looking Statements   This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based   on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,”   “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to our future   performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking   statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed   securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business   conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential credit business; our ability to grow our middle market lending   business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate   assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government regulations   or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the   Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking   statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any   obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or   circumstances after the date of such statements, except as required by law.   We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our   disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and   others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other   information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors”   section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not   a part of, this document.   Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any   investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the   merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment   recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the   performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax   advice or investment recommendations for Annaly or any of its affiliates.   Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not   take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends,   or other broad-based economic, market or political conditions and should not be construed as research or investment advice.   Non-GAAP Financial Measures   This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment   (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in   isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP   metrics, which include core earnings, and the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the   attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.   2

Overview

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   The diversification, scale and liquidity of Annaly’s complementary investment businesses provide   a broad range of opportunities in today’s markets   Annaly is a Leading Diversified Capital Manager   4   Source: Company filings. Financial data as of September 30, 2019.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   $133 billion   Total Assets(1)   Evolved & Evolving   37 Distinct Investment   Options & Counting   ESG Focus   Robust   Corporate Responsibility   & Governance   $15+ billion   Permanent Capital(2)   4 Investment Strategies   Agency, Residential Credit,   Commercial Real Estate   & Middle Market Lending   175+   Talented Professionals   $3 billion   Combined Deal Value of   Transformational Acquisitions(4)   ~70%   Total Shareholder Return   Since Diversification(3)

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly Investment Strategies   5   Source: Bloomberg and Company filings. Market data as of September 30, 2019. Financial data as of September 30, 2019.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   Represents credit business   The Annaly Middle Market Lending Group provides   financing to private equity backed middle market   businesses across the capital structure   The Annaly Commercial Real Estate Group originates and   invests in commercial mortgage loans, securities and other   commercial real estate debt and equity investments   The Annaly Residential Credit Group invests in Non-   Agency residential mortgage assets within the   securitized product and whole loan markets   The Annaly Agency Group invests in Agency MBS   collateralized by residential mortgages which are   guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae   Assets(1) $125.9bn   Capital(2) $11.2bn   Sector Rank(3) #1/7   Strategy Countercyclical / Defensive   Illustrative   Levered Returns(4)   10% – 12%   Assets(1) $3.2bn   Capital(2) $1.2bn   Sector Rank(3) #9/14   Strategy Cyclical / Growth   Illustrative   Levered Returns(4)   10% – 12%   Assets(1) $1.8bn   Capital(2) $0.8bn   Sector Rank(3) #8/15   Strategy Cyclical / Growth   Illustrative   Levered Returns(4)   9% – 11%   Assets $2.1bn   Capital(2) $1.3bn   Sector Rank(3) #8/44   Strategy Non-Cyclical / Defensive   Illustrative   Levered Returns(4)   9% – 11%   Assets: $133.0bn(1)   Market Cap: $12.8bn

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   ($0.54) | $0.21   Third Quarter 2019 Financial Highlights   6   Source: Company filings. Financial data as of September 30, 2019, unless otherwise noted. * Represents a non-GAAP financial measure; see Appendix.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   $0.25   $9.21 11.36%   $3.0bn   of residential whole   loan and commercial   securitizations YTD’19(4)   $7.2bn   of unencumbered   assets   $133.0bn   $15.2bn   $86bn   Hedge portfolio   includes $73bn of   swaps, $5bn of payer   swaptions and $8bn   of futures contracts   Earnings &   Book Value   Investment   Portfolio   Financing,   Liquidity &   Hedging   Earnings (Loss) per Share Dividend per Share Net Interest Margin   (ex. PAA)*   Book Value per Share Dividend Yield(1)   Core   (ex. PAA)*GAAP   Financing & Liquidity   Total Portfolio(2)   Total Stockholders’ Equity   Total Hedge Portfolio   Net Interest Margin   Capital Allocation(3)   Average Cost of Funds(6)Economic Leverage Hedge Ratio(5)   Average Yield on Interest   Earning Assets (ex. PAA)*   Agency   77%   AMML   9%   ARC   8%   ACREG   6%   Credit   23%   3.48%   3.26%   Q2 2019 Q3 2019   2.41%   2.28%   Q2 2019 Q3 2019   74% 73%   Q2 2019 Q3 2019   7.6x 7.7x   Q2 2019 Q3 2019   1.28%   1.10%   Q2 2019 Q3 2019   0.87%   0.75%   Q2 2019 Q3 2019

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   The combination of the four business strategies is intended to enhance risk-adjusted returns over time   through investment optionality and risk management   Annaly’s Advantages | Key Benefits of Our Large, Diversified Model   7   Informed economic and market   perspectives provide lens into   residential and commercial sectors   Deep credit focus and expertise shared   across businesses   Investing across capital structures and   markets results in best relative value   Diversified financing sources   Management incentives aligned with   shareholders; no forced deployment   of capital is a risk mitigant   Complementary characteristics   improve durability – liquidity,   cyclicality, leverage   Nimble given liquidity of Agency   portfolio   Focus on secured lending

Investment Highlights

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   $12bn   $15bn   2014 Today   Annaly continues to grow through strategic acquisitions, partnerships and expanded   origination capabilities   Annaly Advantages | Internal & External Growth   Source: Company filings and Bloomberg. Financial data as of September 30, 2019.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   Permanent Capital Growth Since 2014(4)Internal & External Growth   Transformational acquisitions since   2013, with a combined deal value   of $3.3 billion(1)   3   of whole loans, CMBS and equity   assets originated or purchased   since the beginning of 2018(3)   $7 billion   A   cquisi   ti   o   n   s   P   a   rt   ne   rs   h   ip   s   O   ri   g   in   a   ti   o   n   s   Partnerships across our   four investment groups(2)   25   Annaly’s permanent capital has grown by nearly $3bn and it has paid   nearly $8 billion of common and preferred stock dividends since its   diversification strategy began(5)   9   In   v   es   tm   en   t   O   p   ti   o   n   s   Investment products to   strategically invest in through   changing market environments   37

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   7.1%   (1.0%)   2.2%   5.9%   1.1%   2.1%   2014 2015 2016 2017 2018 1H'19   30.9%   15.2%   Since 2014   Annaly Agency Peers   4 bps   2x higher than   Agency Peer   average since 2014   Annaly’s economic return - generated with less leverage - has outperformed Agency Peers across   different time periods, demonstrating the durability of its model   Note: Financial data as of June 30, 2019. Market data as of September 30, 2019.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   Economic Return   2s10s Treasury Curve   264 bps   Annaly vs. Agency Peers: Difference in Annual Economic Return Since 2014 Cumulative Economic Return Since 2014   (33%) (30%) (24%) (20%) (19%) (19%)   NLY vs.   Agency   Peer Avg.   Leverage(2)   Annaly Advantages | Benefits of Diversification   Annaly vs. Agency Peer Avg.:   Difference in Economic Return(1)   10   (3)

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   October 2019July 2019   Annaly’s diversified financing sources and disciplined capital markets activity provide a   competitive advantage in any market environment   Annaly Advantages | Capital Optimization   Source: Company filings. Financial data as of September 30, 2019.   Note: Diagram is not representative of Annaly’s entire list of financing options. Securitization transaction amounts represent deal balance of each securitization.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   Diversified Financing Sources   11   9/30/2019: $125.3bn(1)   Available Financing   Options   In-House Broker-Dealer   Street Repo   Direct Repo   FHLB   Credit Facilities /   Warehouse Financing   Non-Recourse   Term Financing(4)   Syndication   Mortgage Financing   Preferred Equity   Common Equity   Common Equity   $13.2bn   Preferred Equity $2.0bn   Secured Financing(3)   $4.1bn   FHLB(2)   $3.6bn   Agency,   Non-Agency &   CMBS Repo   $102.5bn   $465 Million   OBX 2019-EXP2 OBX 2019-EXP3   Expanded Prime   $463 Million   Expanded Prime   Share Repurchase   Recent Securitizations   $223 Million   of Shares Repurchased   Since the Beginning of Q3 2019(5)   Since the beginning of Q3, Annaly has completed two residential whole loan   securitizations for $928 million bringing total 2019 issuance to $2.1 billion(6)   Total Capitalization

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly is dedicated to supporting a culture of excellence through the development of its human capital, as   well as positively impacting communities through responsible investment   Note: Company statistics as of December 31, 2018, unless otherwise noted.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   100%   0   Shares of Annaly stock have   been sold by current NEOs   in investments supporting community   development, including affordable   housing, education and health care(5)   7%   100%   of employees subject to our voluntary   Stock Ownership Guidelines for a   minimum of one year own stock(3)   >850k   American homes financed through   Annaly investments(7)   Development & Retention Ownership Culture Responsible Investments   Voluntary turnover rate in 2018   compares favorably to financial services   sector rate of 17%(2)   of employees are eligible to participate in   10 unique learning and development   programs across the Company   85% 54%   Overall employee favorability score in   2018 engagement survey(1), a 25%   increase since 2015   of Annaly employees own Annaly   stock(4), a 50% increase since 2015   $50mm   Committed in two JVs with Capital   Impact Partners, a national community   development financial institution(6)   Annaly Advantages | Driving a Culture of Excellence   ~$300mm   12

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Acknowledged in 2018 and 2019 as a member   of the Bloomberg Gender-Equality Index   Studies suggest commitment to promoting a culture of diversity and inclusion   leads to lower future earnings volatility and higher returns on equity(1)   Annaly Advantages | Commitment to Diversity & Inclusion   13   Note: Company statistics as of December 31, 2018, unless otherwise noted.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   Commitment to Diversity and Inclusion   of new hires 2019 YTD identify as female or   racially diverse(2)   69%   of employees identify as female or racially   diverse   51%   of Annaly’s Operating Committee members   are women   33%   Of Annaly’s Board members are women45%    Annaly’s Women’s Interactive Network (“WIN”) held a   Women’s Leadership Event on September 23, 2019    The event recognized Annaly’s women employees and   partners across its businesses   o Attendance included nearly 125 professional   women from 45 different firms    Launched in 2017, WIN fosters a strong sense of   community and engagement among women at Annaly   o WIN employs targeted development and   networking opportunities, knowledge exchanges,   mentorship, coaching and volunteer efforts   Women’s Leadership Event | September 2019   “The success of our unique Women’s Leadership Event   is a testament to Annaly’s commitment to providing   opportunities to promote and empower women.”   - Kevin Keyes, Chairman, Chief Executive Officer and President

Market Environment & Annaly Positioning

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly is positioned to capitalize on macro trends and industry developments   Annaly’s Opportunity   Source: Company filings, Bloomberg and SNL Financial. Market data as of September 30, 2019.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   Industry / Macro Factors Trend Overview Annaly Positioning   Monetary Policy /   Interest Rate Environment    The Fed has begun to ease policy in light of   the slowing economy and low inflation    Interest rate markets have seen a sharp rally   and elevated volatility    Annaly’s capital base, liquidity and   expertise provide unique ability to   manage our portfolio relative to aspects of   Fed policy    Benefit of lower front-end interest rates   GSE Reform    Administration has taken initial reform steps   that will require greater private sector   involvement    Annaly as a private capital solution    Co-published papers with Barclays on   GSE Reform and NY Fed on CRT(1)    Financial sector consolidation to continue,   putting pressure on smaller players    3 acquisitions for $3.3 billion since 2013(2)    Numerous potential future opportunities   in fragmented industries   Consolidation    Forward looking indicators point to further   slowdown in growth    37% lower beta than Yield Sectors and 46%   lower than the S&P 500   State of the Economy   Repo Market Volatility    Annaly has carefully managed volatility,   as demonstrated by lower funding costs   in Q3    Various technical factors and regulations have   led to increased repo volatility in recent weeks   Convergence    Broadening universe of our shareholders   and partners    New entrants to the alternative investment   arena   15

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Recent period was characterized by outsized volatility amid economic slowdown and geopolitical   uncertainties; monetary policy expected to remain accommodative   State of the Economy & Macro Outlook   16   Source: Haver Analytics, Federal Reserve, Annaly Estimates, Peterson Institute for International Economics. Data as of September 2019, unless otherwise noted.   Note: Forecasts are inherently uncertain and subject to change.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   Despite meaningful continued uncertainties, we believe the outlook for our businesses has improved   U.S. Economic Data    Economic growth has slowed in light of   manufacturing sector weakness, though   consumer continues to support economy    Household balance sheets remain   relatively healthy, suggesting if a   recession occurs, it should be less severe   than the 2008 Financial Crisis(1)   Monetary Policy    The Fed has eased policy rates three times   in 2019 and is expected to ease further in   coming months    Front-end market impairment largely   addressed with ample liquidity from the   Fed    Overseas central banks, such as the ECB,   continue the path of easy monetary policy   Geopolitical Situation    U.S.-China talks have led to a de-   escalation in trade tensions, although   high tariffs likely remain intact for the   foreseeable future    U.S. politics remain highly partisan   ahead of 2020 elections, yet rate market   impact of politics likely limited   Forecast   $0.0   $1.0   $2.0   $3.0   $4.0   $5.0   2009 2011 2013 2015 2017 2019   MBS Treasury Coupons Treasury Bills   Fed Securities Holdings, $ trillions   Forecast   -20%   -15%   -10%   -5%   0%   5%   10%   2006 2008 2010 2012 2014 2016 2018   Core Retail Sales Industrial Production   Year-over-Year Change, %   3%   12%   18%   21%   27%(6)   2017 2018 May '19 Sep '19 Dec' 19   Base Industrial Trade-Related   US Tariff Rate on Chinese Products(2), %   (4)(3) (5)

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Despite recent volatility in repo markets, Annaly has continued to fund its balance sheet at efficient levels   demonstrating its market expertise   Repo Market Update   17   Market   Catalysts   Solution    Fed intervened by injecting liquidity into the funding market;   conducting overnight and term open market operations    Fed announced the purchase of $60 billion of Treasury bills per   month for at least six months, permanently growing reserve levels    Overnight funding levels trading in parity to Fed Funds reached a   noteworthy high of 10% during the week of September 16, 2019    Wind down in assets and   growth in liabilities led to   draining of bank reserve   balances(1)    Demand for more scarce   reserves has led to increase in   front-end interest rates    Increase of net issuance by the   Treasury; elevated Primary   Dealer holdings(2)    Temporary dislocations in the   demand for funding and   availability of cash intra-   month    Regulatory limitations   towards Dealer balance sheets   post Financial Crisis   Dealer / Bank Balance SheetsFed Balance Sheet    Primarily use term repo (typically   1-36 months) limiting exposure to   dislocations in overnight funding   markets   – Impact of dislocation on   Annaly’s Q3 average funding   rate was less than a basis   point(3)    Key focus has been increasing   depth and diversification of our   funding sources for our broker   dealer   – Increased approved direct   repo counterparties from less   than five in 2015 to over 20   currently   – As a result, we captured   lower funding rates than   FICC averages during   September’s intra-month   volatility(4)    Significant portion of Annaly’s   funding portfolio has been   extended beyond Q4 2019   Annaly’s Positioning   Source: Company filings and Bloomberg.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   In the current market environment Annaly has continued to generate alpha through credit investments by   finding pockets of high quality opportunities   How Do We Invest in Credit in This Market?   Source: Company filings and Bloomberg. Financial data as of September 30, 2019.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   Key Characteristics of Recent Deal Activity    Increasing exposure to top sponsors,   high quality markets, and lending based   on less transitional business plans    Originating in select asset classes:   – Industrial   – Multifamily   – Office   – Self Storage    Capital markets transactions providing   more liquid exposure to diversified   portfolios of stabilized assets   – Focused on selecting optimal place in   the capital structure to enhance risk-   adjusted returns    Concentrated industry focus primarily   consisting of eight key non-cyclical,   non-discretionary industries    Partner with top private equity   sponsors with proven track records    Target larger investments with lead   and anchor executions(3)   − Average original principal of deals   in 2018/ 2019 YTD have increased   by 93% from 2017 deals(4)    Credit decisions based solely on ROIC,   as opposed to growing AUM   COMMERCIAL REAL ESTATEMIDDLE MARKET LENDINGRESIDENTIAL CREDIT   18    Strong growth in purchases of   residential whole loans through unique   partnership channels   – Purchased $1.7bn of whole loans in   2019 through Q3, an increase of   124% over same period in 2018(1)    Focused on borrowers who are a “near-   miss” for GSE or bank loans with   strong credit history and significant   down-payments   – 64.9 Average LTV(2)   – 753 Average FICO(2)

Business Update

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   ARM/HECM   2%   DUS   2%   IO/IIO/CMO/MSR   1%   15yr   2%   20yr   2%   30yr   91%   Agency | Portfolio Summary   Note: Data as of September 30, 2019. Percentages based on fair market value and may not sum to 100% due to rounding.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.    Annaly Agency Portfolio: $125.9 billion in assets at the end of Q3 2019, a decrease of 2% from Q2 2019    The portfolio mix continues to be predominately concentrated in 30-year fixed rate securities    ~81% of the portfolio was positioned in securities with relatively attractive convexity profiles at the end of Q3 2019   – Specified pool collateral performed materially better than To-Be-Announced (“TBA”) securities during the quarter, as market   participants grew concerned about increased refinancing activity    On the margin, the Agency portfolio rotated out of higher coupons and into lower coupons over the quarter while the ARM   portfolio declined to 2% of the overall position   Total Dedicated Capital: $11.2 billion(1)   Asset Type(1) Pass Through Coupon Type Portfolio Quality(2)   30Yr+:   95%   15 & 20Yr:   5%   20   3.5%   25%   4.0%   40%   >=4.5%   29%   <=3%   2%   <=3.0%   2%   3.5%   1%   >=4.0%   1%   High   Quality   Spec   35%   Med Quality Spec   34%   40+   WALA   12%   Generic   19%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Residential Credit | Portfolio Summary   21    Annaly Residential Credit Portfolio: $3.2 billion at the end of Q3 2019, an increase of 4% from Q2 2019    Closed a $463.4 million securitization during the quarter, demonstrating Annaly’s ability to optimize funding and building on our   track record as a programmatic MBS issuer   – Subsequent to quarter end, priced an additional $465.5 million securitization backed by expanded prime collateral; represents   Annaly’s eighth non-Agency securitization since the beginning of 2018    Whole loans continue to be the largest area of growth, with Q3 2019 acquisitions nearly 2x higher than Q3 2018(1)   – Purchased $721 million of residential whole loans in Q3 2019 through bespoke partnership channels   – Total acquisitions of $2.3 billion over the last twelve months   Total Dedicated Capital: $1.2 billion   Sector Type(2)(3) Coupon Type(2) Effective Duration(2)   Agency CRT   14%   Private Label   CRT   1%   Prime   25%   Alt A   5%   Subprime   11%   RPL   1%   Prime Jumbo   7%   Prime Jumbo   IO   < 1%   WL   36% Fixed   40%   Fixed Duration   <2yrs   10%   Floating   26%   ARM   19%   IO   5%   <2 yrs   54%   2-3 yrs   10%   3-4 yrs   11%   4-5 yrs   12%   >5 yrs   13%   Note: Data as of September 30, 2019, unless otherwise noted. Portfolio statistics and percentages are based on fair market value and reflect economic interest in securitizations. Prime Jumbo and Prime classifications include   the economic interest of certain positions that are classified as Residential Mortgage Loans within our Consolidated Financial Statements. Percentages may not sum to 100% due to rounding.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Commercial Real Estate | Portfolio Summary    Annaly Commercial Real Estate Portfolio: $1.8 billion in assets at the end of Q3 2019, a 2% decrease from Q2 2019    100% of the ramp proceeds from the $857 million actively managed CRE CLO issued in Q1 2019 were successfully utilized by the   end of Q3 2019    Annaly Commercial Real Estate continues to maintain a pipeline of debt investments including multiple portfolios for major private   equity firms, with multifamily and industrial assets located in primary markets across the country    New investment activity outpaced paydowns through Q3 2019    $564 million of new investment activity    $414 million of payoffs/sales received    Selectively adding to commercial real estate portfolio despite sustained competitive credit markets   Total Dedicated Capital: $0.8 billion   Asset Type Sector Type Geographic Concentration(4)   Note: Data as of September 30, 2019. Portfolio statistics and percentages are based on fair market value and reflect economic interest in securitizations. Percentages may not sum to 100% due to rounding.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   22   AAA CMBS   1%   Credit   CMBS   26%   Mezzanine   12%   Whole   Loan(3)   23%   Equity   32%   ESG(2)   3%   Other(1)   3%   CA   16%   TX   15%   VA   14%   NY   11%   Other   44%   Hotel   8%   Healthcare   11%   Industrial   1%   Multifamily   7%   Other   10%   Office   23%   Retail   40%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Middle Market Lending | Portfolio Summary   Note: Data as of September 30, 2019. Percentages based on amortized cost and may not sum to 100% due to rounding.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.    Annaly Middle Market Lending Portfolio: $2.1 billion in assets at the end of Q3 2019, an increase of 16% from Q2 2019    AMML remains disciplined in its credit intensive approach, focusing on top private equity sponsor relationships in defensive, non-   discretionary, niche industries    Targeting larger, more concentrated investments with lead and anchor executions(1)   – Average original principal of deals in 2018/2019 YTD has increased by 93% from 2017 deals(2)    Significant activity this quarter with $389 million of commitments(3)   Total Dedicated Capital: $1.3 billion   Lien Position Industry(4) Loan Size(5)   Computer Programming & Data Processing Management & Public Relations Services   Miscellaneous Business Services Metal Cans & Shipping Containers   Offices & Clinics of Doctors Surgical, Medical and Dental Instruments & Supplies   23   1st Lien   62%   2nd Lien   38%   $0mm -   $20mm   11%   $20mm -   $40mm   18%   $40mm -   $60mm   27%   $60mm+   44%   16%   16%   10%   6%5%5%   42%   Other

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Performance Highlights and Trends   Unaudited   * Represents a non-GAAP financial measure; see Appendix.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   For the quarters ended   9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018   GAAP net income (loss) per average common share   (1)   ($0.54) ($1.24) ($0.63) ($1.74) $0.29   Core earnings (excluding PAA) per average common share*   (1)   $0.21 $0.25 $0.29 $0.29 $0.30   Core earnings per average common share*   (1)   $0.13 $0.15 $0.23 $0.26 $0.29   PAA cost (benefit) per average common share   (2)   $0.08 $0.10 $0.06 $0.03 $0.01   Dividends declared per common share $0.25 $0.25 $0.30 $0.30 $0.30   Book value per common share   (3)   $9.21 $9.33 $9.67 $9.39 $10.03   Annualized GAAP return (loss) on average equity (19.32%) (45.13%) (22.72%) (62.05%) 10.73%   Annualized core return on average equity (excluding PAA)* 8.85% 9.94% 11.59% 11.48% 10.85%   Net interest margin 0.75% 0.87% 1.25% 1.34% 1.49%   Net interest margin (excluding PAA)* 1.10% 1.28% 1.51% 1.49% 1.50%   Leverage, at period-end   (4)   7.3x 7.2x 6.1x 6.3x 5.9x   Economic leverage, at period-end   (5)   7.7x 7.6x 7.0x 7.0x 6.7x   Credit portfolio as a percentage of stockholders' equity   (6)   23% 22% 24% 28% 30%   24

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Performance Highlights and Trends (cont’d)   Unaudited, dollars in thousands   For the quarters ended   9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018   Agency mortgage-backed securities $114,462,524 $118,202,040 $103,093,526 $90,752,995 $89,290,128   Credit risk transfer securities 474,765 491,969 607,945 552,097 688,521   Non-Agency mortgage-backed securities 1,015,921 1,097,752 1,116,569 1,161,938 1,173,467   Commercial mortgage-backed securities 140,851 135,108 175,231 156,758 186,495   Total securities $116,094,061 $119,926,869 $104,993,271 $92,623,788 $91,338,611   Residential mortgage loans $1,219,402 $1,061,124 $1,311,720 $1,359,806 $1,217,139   Commercial real estate debt and preferred equity 611,429 623,705 722,962 1,296,803 1,435,865   Corporate debt 2,115,783 1,792,837 1,758,082 1,887,182 1,528,874   Loans held for sale - 68,802 86,560 42,184 42,325   Total loans, net $3,946,614 $3,546,468 $3,879,324 $4,585,975 $4,224,203   Mortgage servicing rights $386,051 $425,328 $500,745 $557,813 $588,833   Residential mortgage loans transferred or pledged to securitization vehicles $2,376,731 $2,106,981 $1,425,668 $1,094,831 $765,876   C mmercial real estate debt investments transferred or pledged to securitization vehicles 2,311,413 2,104,601 2,939,632 2,738,369 3,521,945   Assets transferred or pledged to securitization vehicles $4,688,144 $4,211,582 $4,365,300 $3,833,200 $4,287,821   Real estate, net $725,508 $733,196 $734,239 $739,473 $753,014   Total residential and commercial investments $125,840,378 $128,843,443 $114,472,879 $102,340,249 $101,192,482   25

Appendix: Non-GAAP Reconciliations

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations   The Company calculates “core earnings”, a non-GAAP measure, as the sum of (a) economic net interest income, (b) TBA dollar roll income and   CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate   and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e)   general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax   effect of non-core income (loss) items), and core earnings (excluding PAA), which is defined as core earnings excluding the premium   amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in   estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities.   27

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations (cont’d)   * Represents a non-GAAP financial measure.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end   of this presentation.   Unaudited, dollars in thousands except per share amounts   To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures   should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor   understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers.   Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below and on the next page.   For the quarters ended   9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018   GAAP to Core Reconciliation   GAAP net income (loss) ($747,169) ($1,776,413) ($849,251) ($2,254,872) $385,429   Net income (loss) attributable to non-controlling interests (110) (83) (101) 17 (149)   Net income (loss) attributable to Annaly ($747,059) ($1,776,330) ($849,150) ($2,254,889) $385,578   Adjustments to excluded reported realized and unrealized (gains) losses:   Realized (gains) losses on termination of interest rate swaps 682,602 167,491 588,256 - (575)   Unrealized (gains) losses on interest rate swaps 326,309 1,276,019 390,556 1,313,882 (417,203)   Net (gains) losses on disposal of investments (66,522) 38,333 93,916 747,505 324,294   Net (gains) losses on other derivatives 16,888 506,411 115,159 484,872 (94,827)   Net unrealized (gains) losses on instruments measured at fair value through earnings 1,091 4,881 (47,629) 18,169 39,944   Loan loss provision 3,504 - 5,703 3,496 -   Adjustments to exclude components of other (income) loss:   Depreciation and amortization expense related to commercial real estate   (1)   9,974 10,147 10,114 11,000 9,278   Non-core (income) loss allocated to equity method investments   (2)   4,541 11,327 9,496 (10,307) (2,358)   Non-core other (income) loss   (3)   - - - - 44,525   Adjustments to exclude components of general and administrative expenses and income taxes:   Transaction expenses and non-recurring items   (4)   2,622 3,046 9,982 3,816 60,081   Income tax effect on non-core income (loss) items (2,762) (3,507) 726 3,334 886   Adjustments to add back components of realized and unrealized (gains) losses:   TBA dollar roll income and CMBX coupon income   (5)   15,554 33,229 38,134 69,572 56,570   MSR amortization   (6)   (21,963) (19,657) (13,979) (18,753) (19,913)   Core earnings* 224,779 251,390 351,284 371,697 386,280   Less:   Premium amortization adjustment (PAA) cost (benefit) 117,152 139,763 81,871 45,472 3,386   Core Earnings (excluding PAA)* $341,931 $391,153 $433,155 $417,169 $389,666   Dividends on preferred stock 36,151 32,422 32,494 32,494 31,675   Core Earnings attributable to common shareholders * $188,628 $218,968 $318,790 $339,203 $354,605   Core Earnings (excluding PAA) attributable to common shareholders * $305,780 $358,731 $400,661 $384,675 $357,991   AAP net income (loss) per average common share   (7)   ($0.54) ($1.24) ($0.63) ($1.74) $0.29   Core earnings per average common share   (7)   * $0.13 $0.15 $0.23 $0.26 $0.29   Core earnings (excluding PAA) per average common share   (7)   * $0.21 $0.25 $0.29 $0.29 $0.30   Annualized GAAP return (loss) on average equity (19.32%) (45.13%) (22.72%) (62.05%) 10.73%   Annualized core return on average equity (excluding PAA)* 8.85% 9.94% 11.59% 11.48% 10.85%   28

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations (cont’d)   * Represents a non-GAAP financial measure.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   Unaudited, dollars in thousands   29   For the quarters ended   9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018   Premium Amortization Reconciliation   Premium amortization expense $376,306 $318,587 $247,446 $220,131 $187,537   Less:   PAA cost (benefit) 117,152 139,763 81,871 45,472 3,386   Premium amortization expense (excluding PAA) $259,154 $178,824 $165,575 $174,659 $184,151   Interest Income (excluding PAA) Reconciliation   GAAP interest income $919,299 $927,598 $866,186 $859,674 $816,596   PAA cost (benefit) 117,152 139,763 81,871 45,472 3,386   Interest income (excluding PAA)* $1,036,451 $1,067,361 $948,057 $905,146 $819,982   Economic Interest Expense Reconciliation   GAAP interest expense $766,905 $750,217 $647,695 $586,774 $500,973   Add:   Net interest component of interest rate swaps   (1)   (88,466) (83,653) (134,035) (65,889) (51,349)   Economic interest expense*   (1)   $678,439 $666,564 $513,660 $520,885 $449,624   Economic Net Interest Income (excluding PAA) Reconciliation   Interest income (excluding PAA) $1,036,451 $1,067,361 $948,057 $905,146 $819,982   Less:   Economic interest expense*   (1)   678,439 666,564 513,660 520,885 449,624   Economic net interest income (excluding PAA)*   (1)   $358,012 $400,797 $434,397 $384,261 $370,358   Economic Metrics (excluding PAA)   Average interest earning assets $127,207,668 $122,601,881 $109,946,527 $107,232,861 $101,704,957   Interest income (excluding PAA)* $1,036,451 $1,067,361 $948,057 $905,146 $819,982   Average yield on interest earning assets (excluding PAA)* 3.26% 3.48% 3.45% 3.38% 3.22%   Average interest bearing liabilities $116,391,094 $109,628,007 $95,529,819 $91,746,160 $86,638,082   Economic interest expense*   (1)   $678,439 $666,564 $513,660 $520,885 $449,624   Average cost of interest bearing liabilities   (1)   2.28% 2.41% 2.15% 2.22% 2.08%   Economic net interest income (excluding PAA)*   (1)   $358,012 $400,797 $434,397 $384,261 $370,358   Net interest spread (excluding PAA)* 0.98% 1.07% 1.30% 1.16% 1.14%   Interest income (excluding PAA)* $1,036,451 $1,067,361 $948,057 $905,146 $819,982   TBA dollar roll income and CMBX coupon income 15,554 33,229 38,134 69,572 56,570   Interest expense (766,905) (750,217) (647,695) (586,774) (500,973)   Net interest component of interest rate swaps 88,466 83,653 134,035 65,889 51,349   Subtotal $373,566 $434,026 $472,531 $453,833 $426,928   Average interest earning assets $127,207,668 $122,601,881 $109,946,527 $107,232,861 $101,704,957   Average TBA contract and CMBX balances 9,248,502 12,757,975 14,927,490 14,788,453 12,216,863   Subtotal $136,456,170 $135,359,856 $124,874,017 $122,021,314 $113,921,820   Net interest margin (excluding PAA)* 1.10% 1.28% 1.51% 1.49% 1.50%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Glossary   *Represents constituents as of September 30, 2019.   1. Consists of AGNC, ANH, ARR, CMO, EARN and ORC.   2. Consists of ABR, ACRE, ARI, BXMT, GPMT, HCFT, KREF, LADR, LOAN, RC, SACH, STWD, TRTX and XAN.   3. Consists of AJX, CHMI, CIM, DX, IVR, MFA, MITT, NRZ, NYMT, PMT, RWT, TWO and WMC.   ACREG: Refers to Annaly Commercial Real Estate Group   Agency Peers: Represents companies comprising the Agency sector   within the BBREMTG Index*(1)   AMML: Refers to Annaly Middle Market Lending Group   ARC: Refers to Annaly Residential Credit Group   BBREMTG: Represents the Bloomberg Mortgage REIT Index*,   including Annaly   Beta: Represents Bloomberg’s ‘OverridableAdjusted Beta’ which   estimates the degree to which a stock’s price will fluctuate based on a   given movement in the representative market index, calculated from   December 31, 2013 to September 30, 2019 with daily periodicity. S&P   500 is used as the relative index for the calculation   Commercial Peers: Represents companies comprising the commercial   sector within the BBREMTG Index*(2)   Consumer Staples: Represents the S5CONS Index*   CRE CLO: Refers to Commercial Real Estate Collateralized Loan   Obligation   CRT: Refers to credit risk transfer securities   Equity REITs: Represents the RMZ Index*   ESG: Refers to Environmental, Social and Governance   FHLB: Refers to the Federal Home Loan Bank   Ginnie Mae: Refers to the Government National Mortgage Association   GSE: Refers to Government Sponsored Enterprise   Hybrid Peers: Represents companies comprising the hybrid sector   within the BBREMTG Index*(3)   MLPs: Represents the Alerian MLP Index*   mREITs or mREIT Peers: Represents constituents of the BBREMTG   Index*, excluding Annaly   NEOs: Refers to Named Executive Officers   NIM: Refers to Net Interest Margin   S&P 500: Represents the S&P 500 Index*   Select Financials: Represents an average of companies in the S5FINL   Index with dividend yields greater than 50 basis points higher than the   S&P 500 dividend yield as of September 30, 2019   Unencumbered Assets: Represents Annaly’s excess liquidity and   defined as assets that have not been pledged or securitized (generally   including cash and cash equivalents, Agency MBS, CRT, Non-Agency   MBS, residential mortgage loans, MSRs, reverse repurchase agreements,   CRE debt and preferred equity, corporate debt, other unencumbered   financial assets and capital stock)   Utilities: Represents the Russell 3000 Utilities Index*   Yield Sectors: Representative of Consumer Staples, Equity REITs,   MLPs, Select Financials and Utilities   30

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Endnotes   Page 4   1. Assets represent Annaly’s portfolio of investments on its balance sheet, including to be announced   (“TBA”) purchase contracts (market value) of $11.0bn, mortgage servicing rights (“MSRs”) of   $386.1mm, and excluding securitized debt of consolidated variable interest entities (“VIEs”) of $3.9bn.   2. Permanent capital represents Annaly’s total stockholders’ equity as of September 30, 2019.   3. Total shareholder return shown since December 31, 2013, which marks the beginning of Annaly’s   diversification efforts, through September 30, 2019. Since its IPO in 1997, Annaly’s total shareholder   return is ~790%.   4. Acquisitions include Annaly’s $876mm acquisition of CreXus Investment Corp. (closed May 2013),   $1,519mm acquisition of Hatteras Financial Corp. (closed July 2016) and $906mm acquisition of MTGE   Investment Corp. (closed September 2018).   Page 5   1. Assets represent Annaly’s portfolio of investments on its balance sheet. Agency assets include TBA   purchase contracts (market value) of $11.0bn and MSRs of $386.1mm. Residential Credit assets exclude   securitized debt of consolidated VIEs of $1.9bn. Commercial Real Estate assets exclude securitized debt   of consolidated VIEs of $2.0bn.   2. Capital represents the capital allocation for each of the four investment strategies and is calculated as   the difference between each investment strategies’ assets and related financing. This calculation   includes TBA purchase contracts and excludes non-portfolio related activity and will vary from total   stockholders’ equity.   3. Sector rank compares Annaly dedicated capital in each of its four investment strategies as of September   30, 2019 (adjusted for P/B as of September 30, 2019) to the market capitalization of the companies in   each respective comparative sector as of September 30, 2019. The companies in each comparative   sectors are selected as follows: for Agency, Commercial Real Estate and Residential Credit sector   ranking represent Agency Peers, Commercial Peers and Hybrid Peers, respectively, within the   BBREMTG Index as of September 30, 2019 and for Middle Market Lending sector ranking is the S&P   BDC Index as of September 30, 2019.   4. Levered return assumptions are for illustrative purposes only and attempt to represent current market   asset returns and financing terms for prospective investments of the same, or of a substantially similar,   nature in each respective group.   Page 6   1. Dividend yield is based on annualized Q3 2019 dividend of $0.25 and a closing price of $8.80 on   September 30, 2019.   2. Total portfolio represents Annaly’s portfolio of investments on its balance sheet, which includes TBA   purchase contracts and excludes securitized debt of consolidated VIEs.   3. Capital allocation for each of the four investment strategies is calculated as the difference between each   investment strategies’ assets and related financing. This calculation includes TBA purchase contracts   and excludes non-portfolio related activity and will vary from total stockholders’ equity.   4. Residential whole loan and commercial securitizations YTD’19 includes: (1) a $394mm residential   whole loan securitization in January 2019; (2) a $857mm commercial securitization (managed CRE CLO)   in February 2019; (3) a $388mm residential whole loan securitization in April 2019; (4) a $384mm   residential whole loan securitization in June 2019; (5) a $463mm residential whole loan securitization in   July 2019; and (6) a $465mm residential whole loan securitization in October 2019.   5. Hedge ratio measures total notional balances of interest rate swaps, interest rate swaptions (excluding   receiver swaptions) and futures relative to repurchase agreements, other secured financing and TBA   notional outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce   interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration   between assets and liabilities.   6. Average cost of funds includes GAAP interest expense and the net interest component of interest rate   swaps.   Page 9   1. Acquisitions include Annaly’s $876mm acquisition of CreXus Investment Corp. (closed May 2013),   $1,519mm acquisition of Hatteras Financial Corp. (closed July 2016) and $906mm acquisition of MTGE   Investment Corp. (closed September 2018).   2. Inclusive of partnerships and/or joint ventures with mortgage loan originators and aggregators,   sovereign wealth funds and community development financial institutions.   3. The whole loan, CMBS and equity assets originated or purchased include unfunded commitments of   $23.4mm.   4. Permanent capital represents Annaly’s total stockholders’ equity as of September 30, 2019.   5. Annaly views the inception of its diversification strategy as December 31, 2013, which marks the time   period following the completion of its first transformational acquisition. Since its IPO in 1997, Annaly’s   permanent capital has grown $15bn.   Page 10   1. Annaly’s economic return has been compared only to Agency Peers given its capital allocation of 77%   to Agency MBS, though Annaly pursues a diversified strategy that also includes Residential Credit,   Middle Market Lending and Commercial Real Estate. Percentage shown represents the percentage   point difference in Annaly’s annual economic return relative to the average for Agency Peers.   2. Annaly’s leverage represents its economic leverage which is computed as the sum of recourse debt,   TBA derivative and CMBX notional outstanding and net forward purchases (sales) of investments   divided by total equity. Recourse debt consists of repurchase agreements and other secured financing   (excluding certain non-recourse credit facilities). Securitized debt, certain credit facilities (included   within other secured financing) and mortgages payable are non-recourse to the Company and are   excluded from this measure. For Agency Peers, economic leverage is computed by Annaly using   similarly defined recourse debt as disclosed in each of the peers’ respective public filings. Percentage   shown represents the percent difference in Annaly’s economic leverage relative to the average for   Agency Peers.   3. Data shown since 2014, which Annaly views as the inception of its diversification strategy and marks   the time period following the completion of its first transformational acquisition. Since its IPO in 1997,   Annaly’s economic return of 317% (6.8% annualized).   Page 11   1. Does not include synthetic financing for TBA contracts.   2. Reflects Annaly's 5-year FHLB financing, which sunsets in February 2021.   3. Excludes securitized debt of investments in Freddie Mac securitizations and securitized debt of a   subordinated tranche in a securitization trust, each of which were consolidated upon the Company’s   purchase of the controlling interests in such securitizations. Total does not include middle market loan   syndications.   4. Includes Residential Credit securitizations and the managed CRE CLO.   5. Share repurchases are under Annaly’s current authorized share repurchase program that expires in   December 2020. Includes $68mm worth of shares that settled subsequent to quarter end.   6. Residential whole loan securitizations in 2019 include: (1) a $394mm residential whole loan   securitization in January 2019; (2) a $388mm residential whole loan securitization in April 2019; (3) a   $384mm residential whole loan securitization in June 2019; (4) a $463mm residential whole loan   securitization in July 2019; and (5) a $465mm residential whole loan securitization in October 2019.   31

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Endnotes (cont’d)   Page 12   1. Survey results based on annual internal surveys conducted by Perceptyx from 2015 through 2018.   2. Financial services sector data per United States Department of Labor, Bureau of Labor Statistics, "Job   Openings and Labor Turnover Summary," using 2018 total.   3. As of September 30, 2019, 100% of employees subject to Annaly Employee Ownership Guidelines for   over one year have purchased shares of Annaly common stock.   4. Based on December 31, 2018 Annaly employee constituency (which excludes new hires since January   2018).   5. Represents the cumulative commitment value at date of Annaly’s investments, including current and   prior investments, supporting affordable housing, education, healthy food providers and community   development financial institutions since Annaly’s inception.   6. Annaly’s investment represents $40mm and Capital Impact Partners' investment represents $10mm.   7. Represents the estimated number of homes financed by Annaly’s holdings of Agency MBS, residential   whole loans and securities, as well as multifamily commercial real estate loans, securities and equity   investments as of September 30, 2019. The number includes all homes related to securities and loans   wholly-owned by Annaly and a pro-rata share of homes in securities or equity investments that are   partially owned by Annaly.   Page 13   1. Based on data from “ESG Matters: Top 10 Reasons You Should Care About ESG”; S. Subramanian,   J.Yeo, J. Carey Hall, T. Wade, A. Makedon, O. Kwon, J. Bonilla; Bank of America Merrill Lynch Global   Research; September 2019.   2. As of September 30, 2019.   Page 15   1. “GSE Reform: Unfinished Business”; V.S. Srinivasan, A. Strzodka and A. Rajadhyaksha; Barclays; June   2019. “Credit Risk Transfer and De Facto GSE Reform”; D. Finkelstein, A. Strzodka and J. Vickery;   Federal Reserve Bank of New York Staff Reports, no. 838; February 2018. For more information please   refer to: https://www.annaly.com/investors/news/thought-leadership.   2. Acquisitions include Annaly’s $876mm acquisition of CreXus Investment Corp. (closed May 2013),   $1,519mm acquisition of Hatteras Financial Corp. (closed July 2016) and $906mm acquisition of MTGE   Investment Corp. (closed September 2018).   Page 16   1. Excessive private indebtedness can cause a balance sheet recession, which triggers a more severe   economic downturn as households and businesses spend less and save more money to repair their   balance sheets. One such example would be the 2008 recession in the United States.   2. Based on data from “US-China Trade War: The Guns of August,” Chad P. Bown, Peterson Institute for   International Economics, September 2019.   3. Represents base level of tariffs existing prior to 2017.   4. Represents all tariffs outside the Section 301 tariffs, including tariffs on solar panels, washing machines,   aluminum and steel.   5. Represents trade sanctions imposed on roughly $250bn of imports from China under Section 301.   6. The December 2019 tariff rate that would apply if the U.S. implements all remaining tariffs announced   thus far; recent trade negotiations have effectively delayed the implementation of these for the time   being.   Page 17   1. Bank reserves is comprised of the difference between Fed liabilities and Fed assets.   2. Unlike real-money accounts, dealers require repo funding for securities.   3. Reflects the difference between the actual average funding rate for the quarter and the hypothetical   average funding rate for the quarter assuming the prior day’s rate for the days of volatility (e.g.,   September 16, 2019 to September 18, 2019). This does not attempt to reflect all intra-quarter volatility   experienced.   Page 17 (cont’d)   4. Reflects Arcola’s funding rate experienced from September 16, 2019 to September 18, 2019 relative to   the average overnight funding rate of the Depository Trust & Clearing Corporation General Collateral   Finance Repo Index sourced from Bloomberg.   Page 18   1. Purchases of residential whole loans exclude loans acquired from the execution of call rights on legacy   securitizations.   2. Averages for OBX 2019-EXP2 sourced from Bloomberg.   3. Lead execution representative of deals where AMML served as an arranger or agent. Anchor execution   representative of deals with an AMML commitment size of $40mm or greater.   4. 2019 YTD represents all deals closed through September 30, 2019. Analysis is inclusive of all deals   originated in each prospective year. Add-ons are included as the same deal that was originally closed   except when the documents are restated, in which case it is counted as a newly originated deal.   Page 20   1. Includes TBA purchase contracts and MSRs.   2. Includes fixed-rate pass-through certificates only. “High Quality Spec” protection is defined as pools   backed by original loan balances of up to $125k, highest LTV pools (CR>125% LTV), geographic   concentrations (NY/PR). “Med Quality Spec” includes $200k loan balance, $175k loan balance, $150k   loan balance, high LTV (CQ 105-125% LTV), and 40-year pools. “40+ WALA” is defined as weighted   average loan age greater than 40 months and treated as seasoned collateral.   Page 21   1. Total acquisitions excludes loans acquired from the execution of call rights on legacy securitizations.   2. Shown exclusive of securitized residential mortgage loans of a consolidated VIE and loans held by a   master servicer in an MSR silo that is consolidated by the Company.   3. Prime classification includes $44.1mm of Prime IO.   Page 22   1. Reflects limited and general partnership interests in a commercial loan investment fund that is   accounted for under the equity method for GAAP.   2. Reflects joint venture interests in social impact loan investment funds that are accounted for under the   equity method for GAAP.   3. Includes mezzanine loans for which Annaly Commercial Real Estate is also the corresponding first   mortgage lender and B-Notes held for investment.   4. Geographic concentration “Other” includes 46 states, none of which represents more than 5% of total   portfolio economic interest. Annaly looked through to the collateral characteristics of securitizations   and equity method investments.   Page 23   1. Lead execution representative of deals where AMML served as an arranger or agent. Anchor execution   representative of deals with an AMML commitment size of $40mm or greater.   2. 2019 YTD represents all deals closed through September 30, 2019. Analysis is inclusive of all deals   originated in each prospective year. Does not include unfunded commitments.   3. Commitments includes unfunded Delayed Draw Term Loans closed in Q3 2019.   4. Based on Standard Industrial Classification industry categories. Other represents industries with less   than 5% exposure in the current portfolio.   5. Breakdown based on aggregate dollar amount of individual investments made within the respective   loan size buckets. Multiple investment positions with a single obligor shown as one individual   investment.   32

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Endnotes (cont’d)   Page 24   1. Net of dividends on preferred stock. The quarter ended September 30, 2019 excludes, and the quarter   ended June 30, 2019 includes, cumulative and undeclared dividends of $0.3mm on the Company's   Series I Preferred Stock as of June 30, 2019.   2. Annaly separately calculates core earnings per average common share and core earnings (ex-PAA) per   average common share, with the difference between these two per share amounts attributed to the   PAA cost (benefit) per average common share. As such, the reported value of the PAA cost (benefit)   per average common share may not reflect the result of dividing the PAA cost (benefit) by the   weighted average number of common shares outstanding due to rounding.   3. Book value per common share includes 10.6mm shares of the Company’s common stock that were   pending issuance to shareholders of MTGE Investment Corp. (“MTGE”) at September 30, 2018 in   connection with the MTGE acquisition.   4. Debt consists of repurchase agreements, other secured financing, securitized debt and mortgages   payable. Certain credit facilities (included within other secured financing), securitized debt and   mortgages payable are non-recourse to the Company.   5. Computed as the sum of recourse debt, TBA derivative and CMBX notional outstanding and net   forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase   agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized   debt, certain credit facilities (included within other secured financing) and mortgages payable are non-   recourse to the Company and are excluded from this measure.   6. Represents CRT securities, non-Agency mortgage-backed securities, residential mortgage loans,   commercial real estate debt investments and preferred equity investments, loans held for sale,   investments in commercial real estate and corporate debt, net of financing.   Non-GAAP Reconciliations   Page 28   1. Includes depreciation and amortization expense related to equity method investments.   2. The Company excludes non-core (income) loss allocated to equity method investments, which   represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a   component of Other income (loss). The quarter ended December 31, 2018 also includes a realized gain   on sale within an unconsolidated joint venture, which is a component of Other income (loss).   3. The quarter ended September 30, 2018 reflects the amount of consideration paid for the acquisition of   MTGE in excess of the fair value of net assets acquired. This amount is primarily attributable to a   decline in portfolio valuation between the pricing and closing dates of the transaction and is consistent   with changes in market values observed for similar instruments over the same period.   4. The quarters ended September 30, 2019 and June 30, 2019 represent costs incurred with securitizations   of residential whole loans. Represents costs incurred in connection with a securitization of commercial   loans and a securitization of residential whole loans for the quarter ended March 31, 2019. Represents   costs incurred in connection with the MTGE transaction and costs incurred in connection with a   securitization of residential whole loans for the quarters ended September 30, 2018 and December 31,   2018. Represents costs incurred in connection with a securitization of residential whole loans for the   quarter ended June 30, 2019.   5. TBA dollar roll income and CMBX coupon income each represent a component of net gains (losses) on   other derivatives. CMBX coupon income totaled $1.5mm, $0.8mm, $1.1mm, $1.2mm and $1.2mm for   the quarters ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and   September 30, 2018, respectively   6. MSR amortization represents the portion of changes in fair value that is attributable to the realization of   estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net   unrealized gains (losses) on instruments measured at fair value.   7. Net of dividends on preferred stock. The quarter ended September 30, 2019 excludes, and the quarter   ended June 30, 2019 includes, cumulative and undeclared dividends of $0.3mm on the Company's   Series I Preferred Stock as of June 30, 2019.   Page 29   1. Average cost of interest bearing liabilities represents annualized economic interest expense divided by   average interest bearing liabilities. Average interest bearing liabilities reflects the average amortized   cost during the period. Economic interest expense is comprised of GAAP interest expense and the net   interest component of interest rate swaps.   Additional Important Disclosures   Indices are provided for illustrative purposes only. They have not been selected to represent appropriate   benchmarks or targets for Annaly. Rather, the indices shown are provided solely to illustrate the   performance of well-known and widely recognized indices. Any comparisons herein of the investment   performance of an Annaly business strategy to an index are qualified as follows: (i) the volatility of such   index likely will be materially different from that of the referenced Annaly business strategy; (ii) such index   will, in many cases employ different investment guidelines and criteria than the referenced Annaly   business strategy and, therefore, holdings in such strategy will differ significantly from holdings of the   companies that comprise such index; and (iii) the performance of such index is disclosed solely to allow for   comparison of the referenced Annaly strategy's performance (or the performance of the assets held by such   strategy) to that of a well-known index. Comparisons to indices have limitations because indices have risk   profiles, volatility, asset composition and other material characteristics that will differ from Annaly. The   indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No   representation is made as to the risk profile of any benchmark or index relative to the risk profile of Annaly.   Annaly has provided index data for informational purposes only. There can be no assurance that any index   as of any date after September 30, 2019 will produce similar rankings and performance statistics or that   Annaly's ranking compared to the applicable index will be the same in future periods. There may be other   rankings or indices where Annaly would rank higher or lower than as described herein.   33